                THE PRINCIPAL FINANCIAL GROUP
                 PROTOTYPE FOR SAVINGS PLAN

                  ADOPTION AGREEMENT - PLUS

A.  This ADOPTION AGREEMENT is

    1) [ ] the Employer's first adoption of The Principal Financial Group Prototype for Savings Plans. Together with THE PRINCIPAL FINANCIAL GROUP PROTOTYPE BASIC SAVINGS PLAN, it constitutes

        a)  [ ] a new plan.

        b) [ ] a restatement of an existing plan (and trust). That plan was qualifiable under 401(a) of the Internal Revenue Code. The provisions of this restatement are effective on _________________, 19__. This is the RESTATEMENT DATE.

    2) [X] Amendment No. 1 to the Plan. It replaces all prior amend-ments to the Plan and the first Adoption Agreement. The provisions of this amendment are effective on September 1, 1997.

B. The terms we, us and our, as they are used in this Plan, refer to the EMPLOYER.

    We, PAUL MUELLER COMPANY, are the Employer.

C. The PLAN'S NAME is PAUL MUELLER COMPANY PROFIT SHARING AND RETIRE-MENT SAVINGS PLAN.

D. Our retirement plan became effective on January 1, 1989. This is the EFFECTIVE DATE.

E. The YEARLY DATE is the first day of each Plan Year. The Yearly Date is January 1, 1989, and

    1)  [X] the same day of each following year.

    2)  [ ] each following _______________ (month and day).

    3)  [ ] (a) each following _______________ (month and day) through
        (b) _______________, 19__ and (c) each following ______________
        (month and day).

    If the first date in Item E is after the Effective Date, Yearly Dates, before the first date in Item E above, shall be determined under the provisions of the Prior Plan (Plan) before that date.

F.  The FISCAL YEAR is our taxable year and ends on December 31.

G.  We are the NAMED FIDUCIARY, unless otherwise specified in (1) below.

    1)  [ ] ______________________ is the Named Fiduciary.

H. We are the PLAN ADMINISTRATOR, unless otherwise specified in (1) below.

    1)  [ ] ______________________ is the Plan Administrator.  The
        address, phone number and tax filing  number of the Plan
        Administrator are the same as the Employer's unless otherwise specified below:

        Address: ______________________________________________________

        Phone: ________________________________________________________

        Tax Filing No.: _______________________________________________

I. A PREDECESSOR employer is a firm of which we were once a part or a firm absorbed by us because of a change of name, merger, acquisition or a change of corporate status.

    1) [X] A Predecessor is deemed to be the Employer for purposes of determining:

        a)  [X] Entry Service.

        b)  [X] Vesting Service.

        c) [X] Hours of Service required to be eligible for an Employer Contribution.

        d)  [X] Pay.

    2) [ ] Service with or pay from a Predecessor shall be counted ONLY if service continued with us without interruption. This item shall not apply if this Plan is a continuation of a plan of that Predecessor.

    3) [ ] Service with or pay from a Predecessor shall INCLUDE service or pay while a proprietor or partner. (If this item is not checked, such service or pay shall not be counted.)

    4) [X] Service with or pay from a Predecessor shall be counted ONLY as to a Predecessor which

        a)  [ ] maintained a qualified pension or profit sharing plan
            (or)

        b)  [X] is named below:

            BABSON BROS. CO.

J.  An ELIGIBLE EMPLOYEE is

    1) [X] an Employee of ours or of an Adopting Employer listed in Item Z.

    2) [ ] an Employee of ours or of an Adopting Employer listed in Item Z provided the Employee meets the requirement(s) selected below.

        a)  [ ] Employed in the following employment classification:

            i)  [ ] Paid on a salaried basis.

            ii) [ ] Paid on a commission basis

           iii) [ ] Paid on an hourly rate basis.

            iv) [ ] Represented for collective bargaining purposes by

                A.  [ ] any bargaining unit.

                B.  [ ] _______________________________________________

            v) [ ] Not represented for collective bargaining purposes by

                A. [ ] any bargaining unit for which retirement bene-fits have been the subject of good faith bargaining between Employee representatives and us.

                B.  [ ] _______________________________________________

        b) If more than one employment classification is selected, the Employee must meet

            i) [ ] each one of the employment classifications selected above.

            ii) [ ] any one of the employment classifications selected above.

        c)  [ ] Not covered under any other qualified

            i)  [ ] profit sharing plan (or)

            ii) [ ] pension plan

            to which we contribute.

        d) [ ] Employed at the following location or divisions or in the following positions: __________________________________

        e) [ ] Not employed at the following location or divisions or in the following positions: _______________________________

K.  ENTRY REQUIREMENTS

    1)  SERVICE REQUIRED to become an Active Member:

        a)  [ ] Service is NOT required.

        b)  [X] The minimum Entry Service required is

            i)  [X] 1 (one) whole year.

            ii) [ ] __/12 of a year.

            NOTE: If a fractional part of a year is required, the Hours Method may not be used to determine Entry Service.

    2) ENTRY SERVICE, subject to the provisions of the Plan Section 1.02, shall be determined as follows:

        a) [ ] ELAPSED TIME METHOD. Entry Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.

        b) [X] HOURS METHOD. A year of Entry Service is an Entry Service Period which has ended and in which an Employee has 1,000 Hours of Service, unless a lesser number is specified in (i) below.

            i)  [ ] ____ Hours of Service

            ii) [ ] A year of Entry Service shall be credited before the end of the Entry Service Period if the Employee has the number of Hours of Service specified above.

           iii) An ENTRY SERVICE PERIOD is the 12-consecutive month period beginning on an Employee's Hire Date and each following 12-consecutive month period ending on the last day of the Plan Year, including the 12-consecutive month period ending on the last day of the first Plan Year after his Hire Date, unless otherwise specified in A. below. (See Plan Section 1.02 for the crediting of Entry Service during the first two periods.)

                A. [ ] An Entry Service Period is the 12-consecutive month period beginning on an Employee's Hire Date and each following 12-consecutive month period beginning on an anniversary of that Hire Date.

            iv) An ENTRY BREAK in service, when the Hours Method is
                used, is an Entry Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Entry Service, unless otherwise specified in A. below.

                A.  [ ] ____ or fewer Hours of Service.

    3)  AGE REQUIRED to become an Active Member:

        a)  [X] A minimum age is NOT required.

        b)  [ ] The Employee must be ____ or older.

    4) [ ] The requirement(s) for entry checked below shall be waived on _______________, 19__. This date shall be an Entry Date if the Eligible Employee has met all the other entry requirements.

        a)  [ ] Service requirement.

        b)  [ ] Age requirement.

L. ENTRY DATE. An Eligible Employee may enter the Plan as an Active Member on the earliest

    1)  [X] Monthly Date,

    2)  [ ] Semi-yearly Date,

    3)  [ ] Quarterly Date,

    4)  [ ] Yearly Date,

    5)  [ ] date

    on or after the date this Plan became effective, on which he meets all the entry requirements. This date is his ENTRY DATE.

M.  PAY

    1) COMPENSATION for purposes of Plan Section 3.06 is as defined therein, under Information required to be reported under Code Sections 6041 and 6051 (Wages, Tips and Other Compensation Box on Form W-2), which is actually paid or made available by us for the Limitation Year, unless otherwise specified in (a) or (b) below.

        a)  [ ] 415 safe-harbor compensation as defined in Plan Section
            3.06.

        b) [ ] Code Section 3401(a) wages (wages for purposes of income tax withholding) as defined in Plan Section 3.06.

    2) [ ] The definition of Compensation above shall apply on and after the 1994 Limitation Year. The definition of Compensation on any date before the 1994 Limitation Year shall be determined in accordance with the provisions of the Prior Plan.

    3) PAY for purposes of Plan Section 1.02 is the same as compensa-tion for purposes of Plan Section 3.06 as specified in (1) above.

    4) [ ] The definition of Pay in this Item M shall apply on and after the first Yearly Date in 1994. The definition of Pay on any date before the first Yearly Date in 1994 shall be deter-mined in accordance with the provisions of the Prior Plan.

    Pay shall include elective contributions. Elective contributions are amounts excludable from the gross income of the Employee under Code Sections 125, 402(a)(8), 402(h) or 403(b), and contributed by us, at the Employee's election, to a Code Section 401(k) arrange-ment, a simplified employee pension, cafeteria plan or tax-sheltered annuity. Elective contributions also include Pay deferred under a Code Section 457 plan maintained by us and Employee contributions "picked up" by a governmental entity and, pursuant to Code Section 414(h)(2), treated as our contributions.

    5) For purposes of Elective Deferral Contributions only, Pay shall not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensa-tion, and welfare benefits, unless otherwise specified in (a) below.

        a) [ ] Pay for all purposes under the Plan shall not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

    6) ANNUAL PAY is, on any given date, an Employee's Pay for the latest Pay Year ending on or before that date.

    7) The PLAN YEAR is the one-year period ending on the last day of each Plan Year, unless a different Pay Year is specified in (a) below.

        a) [ ] The one-year period ending on each ______________ (month and day).

    Pay is modified as follows:

    8)  [ ] An Employee's Annual Pay over $_________ shall be excluded.

    9) [ ] If a Member's Entry Date occurs after _______________, 19__, Pay before such Entry Date shall be excluded.

    Item (10) shall apply to the Pay used for purposes of determining the allocation or amount of specified Contributions. Item (10) shall NOT apply to the Pay used for purposes of determining the allocation of Contributions if an Integration Level is used to determine the allocation of Contributions.

    10) [ ] Pay for purposes of determining the allocation or amount of

        a)  [ ] All Employer Contributions

        b)  [ ] Elective Deferral Contributions

        c)  [ ] Additional Contributions

        d)  [ ] Discretionary Contributions

        EXCLUDES

        e)  [ ] bonuses

        f)  [ ] commissions

        g)  [ ] overtime pay

        h)  [ ] other special pay _____________________________________

    Item (11) shall ONLY apply to the Pay used for purposes of deter-mining excess amounts under Plan Section 3.07.

    11) [X] Pay shall include only amounts received while an Active Member of the Plan for the period described in Plan Section 3.07.

N. ELECTIVE DEFERRAL CONTRIBUTIONS for a Member are equal to a portion of Pay as specified in the written elective deferral agreement. An Employee who is eligible to participate in the Plan may file an elective deferral agreement with us. The elective deferral agree-ment to start Elective Deferral Contributions may be effective on a Member's Entry Date (Reentry Date, if applicable) or any following Semi-yearly Date, unless otherwise specified in (1) below.

    1) [X] Following a Member's Entry Date (Reentry Date, if appli-cable), a Member's elective deferral agreement may become effective on any

        a)  [ ] Monthly Date.

        b)  [ ] Quarterly Date.

        c)  [ ] Yearly Date.

        d)  [X] date.

    The Member shall make any change or terminate the elective deferral agreement by filing a new elective deferral agreement. A Member's elective deferral agreement making a change may be effective on any date an elective deferral agreement to start Elective Deferral Contributions could be effective. A Member's elective deferral agreement to stop Elective Deferral Contributions may be effective on any date. The elective deferral agreement must be in writing and effective before the beginning of the pay period in which Elective Deferral Contributions are to start, change or stop. A Member may not defer more than 20% of Pay for the Plan Year. Elective Deferral Contributions shall be limited as needed to meet nondiscrimination tests.

    2)  [X] 1% of Pay is the minimum Elective Deferral Contribution.

    3) [X] Elective Deferral Contributions must be a whole percentage of Pay.

    4)  [ ] ___% of Pay is the maximum Elective Deferral Contribution.

O.  [X] We shall make MATCHING CONTRIBUTIONS.

    1)  The percentage of Elective Deferral Contributions matched is

        a)  [X] 25%.

        b)  [ ] determined by us, but won't be more than 100%.

            i)  [ ] ___% is the minimum percentage.

            ii) [ ] ___% is the maximum percentage.

    2) [X] Elective Deferral Contributions which are over the percen-tage of Pay below won't be matched.

        a)  [X] 6%.

        b)  [ ] A percentage determined by us.

            i)  [ ] ___% is the minimum percentage.

            ii) [ ] ___% is the maximum percentage.

    3)  Matching Contributions are made

        a)  [X] as Elective Deferral Contributions are made.

        b) [ ] at the end of the Plan Year for Members meeting the requirements in Item Q.

    4) [X] At the end of the Plan Year we may make more Matching Con-tributions for Members who made Elective Deferral Contributions. Our total Matching Contributions for the Plan Year shall be made as specified below.

        a) [X] The Matching Contributions made at the end of the Plan Year shall only be made for those meeting the requirements in Item Q.

        b)  The percentage of Elective Deferral Contributions matched is

            i)  [ ] ___%.

            ii) [X] determined by us, but won't be more than 100%.

                A.  [ ] ___% is the minimum percentage.

                B.  [ ] ___% is the maximum percentage.

        c) [X] Elective Deferral Contributions which are over the percentage of Pay below won't be matched.

            i)  [X] 6%.

            ii) [ ] A percentage determined by us.

                A.  [ ] ___% is the minimum percentage.

                B.  [ ] ___% is the maximum percentage.

    5) [ ] Matching Contributions are Qualified Matching Contributions. Qualified Matching Contributions are 100% vested and subject to the withdrawal restrictions of Code Section 401(k).

        a) [ ] Qualified Matching Contributions shall be made only for Nonhighly Compensated Employees.

    6) [ ] Our Matching Contributions for a Member during any Plan Year shall not be more than $_________.

    7) Forfeitures of Matching Contributions which relate to excess amounts as provided in Plan Section 3.07 shall be used to offset our first Contribution after the Forfeiture occurs, unless otherwise specified in (a) below.

        a) [ ] Forfeitures of Matching Contributions which relate to excess amounts as provided in Plan Section 3.07 shall be allocated to those meeting the requirements in Item Q who do not have an excess amount using the allocation formula in P(3)(a) and shall be deemed to be Matching Contributions.

P.  OTHER EMPLOYER CONTRIBUTIONS AND FORFEITURES

    1) [ ] QUALIFIED NONELECTIVE CONTRIBUTIONS. Qualified Nonelective Contributions are 100% vested and subject to the withdrawal restrictions of Code Section 401(k).

        a) [ ] We shall make Qualified Nonelective Contributions equal to the following:

            i)  [ ] PAY FORMULA.  An amount equal to

                A. [ ] ___% of Pay for the pay period for each Member who is an Active Member on the last day of that period.

                B. [ ] ___% of Annual Pay at the end of the Plan Year for Members who meet the requirements in Item Q.

            ii) [ ] SERVICE FORMULA.  An amount equal to

                A. [ ] $_________ for the pay period for each Member who is an Active Member on the last day of that period.

                B. [ ] $_________ at the end of the Plan Year for Members who meet the requirements in Item Q.

        b) [ ] Qualified Nonelective Contributions may be made for each Plan Year in an amount determined by us. Our Qualified Nonelective Contributions shall be allocated to those meeting the requirements in Item Q using the allocation formula in P(3)(a).

        c) [ ] Qualified Nonelective Contributions shall be made only for or allocated only to Nonhighly Compensated Employees.

    2) [ ] We shall make ADDITIONAL CONTRIBUTIONS equal to the fol-lowing:

        a)  [ ] PAY FORMULA.  An amount equal to

            i) [ ] ___% of Pay for the pay period for each Member who is an Active Member on the last day of that period.

            ii) [ ] ___% of Annual Pay at the end of the Plan Year for
                Members who meet the requirements in Item Q.

        b)  [ ] SERVICE FORMULA.  An amount equal to

            i) [ ] $_________ for the pay period for each Member who is an Active Member on the last day of that period.

            ii) [ ] $_________ at the end of the Plan Year for Members
                who meet the requirements in Item Q.

           iii) [ ] $_________ for each Hour of Service he has PERFORMED during the pay period for each Member who is an Active Member during the pay period.

            iv) [ ] $_________ for each Hour of Service CREDITED during the pay period for each Member who is an Active Member during the pay period.

    3) [ ] DISCRETIONARY CONTRIBUTIONS may be made for each Plan Year in an amount determined by us. The amount of our Discretionary Contributions and Forfeitures, if applicable, allocated to a person meeting the requirements in Item Q shall be equal to the following:

        a) [ ] PAY FORMULA. An amount equal to our Discretionary Contributions and Forfeitures, if applicable, multiplied by the ratio of such person's Annual Pay to the total Annual Pay of all such persons.

        b) [ ] INTEGRATED FORMULA. An amount equal to a percentage of the person's Annual Pay up to the Integration Level plus a percentage (equal to 2 times the first percentage) of his Annual Pay over the Integration Level. The first percentage shall be the Maximum Integration Rate, unless otherwise specified in (i) below.

            i) [ ] ____% (If this percentage exceeds the Maximum Inte-gration Rate, the Maximum Integration Rate shall apply.)

            If our Discretionary Contributions and Forfeitures, if applicable, are not great enough to provide this allocation, the percentage above shall be proportionally reduced.

            If our Discretionary Contributions and Forfeitures, if applicable, are more than enough to provide the allocation above, any amount remaining shall be allocated in the same manner as provided in the Pay Formula, Item P(3)(a).

            ii) The MAXIMUM INTEGRATION RATE shall be determined
                according to the following schedule:

                                                            INTEGRATION
                           INTEGRATION LEVEL                    RATE
                ---------------------------------------     -----------

                100% of TWB                                     5.7%
                Less than 100%, but more than 80% of TWB        5.4%
                More than the greater of $10,000 or 20%
                    of TWB, but not more than 80% of TWB        4.3%
                Not more than the greater of $10,000
                    or 20% of TWB                               5.7%

                "TWB" means the taxable wage base as in effect on the latest Yearly Date. "Taxable wage base" means the maximum amount of earnings which may be considered for wages for a year under Code Section 3121(a)(1).

                On any date the portion of the rate of tax under Code
                Section 3111(a) (in effect on the latest Yearly Date), which is attributable to old age insurance, exceeds 5.7%, such rate shall be substituted for 5.7%, and 5.4% and 4.3% shall be increased proportionately.

           iii) The INTEGRATION LEVEL is the taxable wage base (as de-fined in (ii) above) as in effect on the latest Yearly Date, unless otherwise specified in A. or B. below.

                A.  [ ] $_________.

                B.  [ ] ____% of such taxable wage base.

    4) If P(3) is selected, FORFEITURES shall be reallocated to re-maining Members, and if P(3) is not selected, Forfeitures shall be used to offset our first Contribution made after the Forfei-ture is determined, unless otherwise specified in (a) or (b) below. If P(3) is selected, Forfeitures shall be allocated with our Discretionary Contributions and deemed to be Discretionary Contributions. (See Plan Section 3.05.)

        a) [ ] Forfeitures shall not be allocated with our Discretion-ary Contributions, but shall be used to offset our first Contribution made after the Forfeiture is determined.

        b) [ ] Forfeitures shall not be used to offset our first Con-tribution, but shall be allocated to those meeting the requirements in Item Q using the allocation formula in P(3)(a) and shall be deemed to be Additional Contributions.

Q.  NET PROFITS AND CONTRIBUTION REQUIREMENTS

    1) Our Contributions shall be made out of our current or accumu-lated NET PROFITS unless otherwise specified below.

        a) [X] Our Contributions may be made without regard to our current or accumulated Net Profits.

    2) REQUIREMENTS FOR CONTRIBUTIONS. The allocation of our Contri-butions is subject to the provisions of Article III and Article X of the Plan. Our Contributions which are subject to the requirements of this Item Q and Forfeitures shall be allocated as of the last day of the Plan Year to each

        a) [ ] person who was an Active Member at any time during the Plan Year.

        b)  [X] Active Member on that date.

        c) [ ] person who was an Active Member at any time during the Plan Year and who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless a lesser number is specified in (i) below.

            i)  [ ] ____ Hours of Service.

        d) [ ] Active Member on that date who has at least 1,000 Hours of Service during the latest Accrual Service Period ending on or before that date, unless a lesser number is specified in (i) below.

            i)  [ ] ____ Hours of Service.

        The allocation requirements in (b), (c) or (d) are modified as follows:

        e) [X] Our Contributions shall also be allocated to each person who was an Active Member at any time during the Plan Year and who has retired, become Totally Disabled, or died.

    3) The ACCRUAL SERVICE PERIOD is the 12-consecutive month period ending on the last day of each Plan Year, unless a different period is specified in (a) below.

        a) [ ] The 12-consecutive month period ending on each ________ (month and day).

R.  CONTRIBUTION MODIFICATIONS

    CONTRIBUTION LIMITATIONS: The Annual Additions for a Member during a Limitation Year shall NOT be more than the Maximum Permissible Amount. (See Plan Sections 3.06 and 10.05.)

    1) For Limitations Years beginning after December 31, 1991, for purposes of applying the limitations of Plan Section 3.06, Compensation for a Limitation Year is the Compensation actually paid or made available during such Limitation Year.

    2) The LIMITATION YEAR is the 12-consecutive month period ending on each December 31.

    3) If the Member is covered under another qualified defined con-tribution plan maintained by the Employer, as defined in Plan
        Section 3.06, other than a Master or Prototype Plan:

        a) [ ] The provisions of (f) through (k) of Plan Section 3.06 will apply as if the other plan were a Master or Prototype Plan.

        b) [ ] The method described on the attached page shall be used to limit total Annual Additions to the Maximum Permissible

            Amount, and will properly reduce the Excess Amounts, in a manner which precludes Employer discretion.

    4) If the Member is or has ever been a member in a defined benefit plan maintained by the Employer, as defined in Plan Section 3.06, the method described on the attached page shall be used to satisfy the 1.0 limitation of Code Section 415, in a manner which precludes Employer discretion.

    5)  [ ] The amount of our Contributions for any

        a)  [ ] Plan Year

        b)  [ ] Limitation Year

        allocated to a person meeting the requirements in Item Q shall not be more than (the lessor of)

        c)  [ ] $_________ (or)

        d) [ ] ____% of his Annual Pay (Compensation for the Limitation Year if (b) above is selected).

    TOP-HEAVY PLAN REQUIREMENTS: The amount and allocation of Contribu-tions shall be subject to the provisions of Article X of the Plan in Years when this is a Top-heavy Plan.

    6) [X] Key Employees who are Employees on the last day of the Year shall also receive the minimum allocation required in Years when this is a Top-heavy Plan.

    7) [ ] A ____% (not less than 3%) minimum allocation shall apply in Years when this is a Top-heavy Plan.

    8) [ ] The minimum allocation in (6) and (7) above and in Article X shall apply in all Years without regard to whether or not this is a Top-heavy Plan or to the requirements in Item Q.

    9) [ ] The method described on the attached page shall be used to meet the minimum allocation and benefit requirements in Years when this is a Top-heavy Plan, in a manner which precludes Employer discretion.

    PRESENT VALUE: For purposes of establishing Present Value to com-pute the Top-heavy Ratio, any benefit shall be discounted only for 7 1/2% interest and mortality according to the 1971 Group Annuity Table (Male) without the 7% margin but with projection by Scale E from 1971 to the later of (a) 1974, or (b) the year determined by adding the age to 1920, and wherein for females the male age six years younger is used, unless otherwise specified in (10) and (11) below:

    10) [ ] Interest rate ____%.

    11) [ ] Mortality table: __________________________________________

S. VOLUNTARY CONTRIBUTIONS are NOT permitted, unless otherwise speci-fied in (1) below.

    1)  [ ] Voluntary Contributions are permitted.

T.  INVESTMENT

    1) [X] The Plan is trusteed. Plan assets may be invested in an Annuity Contract and other funding vehicle(s).

        We have named the following person(s) to act as TRUSTEE under the Trust:

                               DONALD E. GOLIK
                               GERALD S. MILLER
                               MICHAEL W. YOUNG

        a)  LIFE INSURANCE

            i) [ ] With the Trustee's consent and subject to the limits and provisions of Article IV of the Plan, an Active Member may elect to have his Account applied to purchase life insurance coverage on his life.

            ii) [X] Life insurance coverage is not provided under this
                Plan.

        b)  LOANS

            i)  [ ] The Trustee shall NOT make a loan to a Member.

            ii) [X] The Trustee may make a loan to a Member from the
                Trust Fund, subject to the provisions of Plan Section
                5.06.

           iii) GERALD S. MILLER is the Loan Administrator.

            iv) [X] The minimum amount of any loan is $1,000.

            v) [ ] The maximum amount of any loan is the lesser of 50% of the Member's Vested Account or $_________, reduced by any outstanding loan balance.

            vi) The number of outstanding loans shall be limited to one, unless otherwise specified in A. or B. below.

                A.  [ ] The number shall be limited to ____.

                B.  [ ] The number shall not be limited.

           vii) The number of loans approved in a 12-month period shall be limited to one, unless otherwise specified in A. or
                B. below.

                A.  [ ] The number shall be limited to ____.

                B.  [X] The number shall not be limited.

    2) [ ] The Plan is NOT trusteed. Plan assets shall be invested only in an Annuity Contract.

    3) Subject to the provisions of Articles IV and VIIIA of the Plan and the Annuity Contract, the investment of that part of a Member's Account resulting from

        a) our Contributions other than Elective Deferral Contributions shall be directed by

            i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

            ii) [X] the Member.

           iii) [ ] the Trustee (us, if not trusteed).

        b)  Elective Deferral Contributions shall be directed by

            i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

            ii) [X] the Member.

           iii) [ ] the Trustee (us, if not trusteed).

        c) Member Contributions and Rollover Contributions shall be directed by

            i) [ ] the Member with the Trustee's consent (our consent, if not trusteed).

            ii) [X] the Member.

           iii) [ ] the Trustee (us, if not trusteed).

U. VESTING PERCENTAGE is used to determine the nonforfeitable percen-tage of a Member's Account resulting from our Contributions.

    The Vesting Percentage for a Member who is an Employee on the date he reaches Normal Retirement Age, meets the requirement(s) for Early Retirement Date, becomes Totally Disabled or dies, whichever occurs first, shall be 100% on such date.

    1) Fully Vested Contributions. Elective Deferral Contributions are 100% vested. Qualified Matching Contributions and Qualified Nonelective Contributions are 100% vested. The following
        Employer Contributions are also 100% vested at all times.

        a)  [ ] All other Employer Contributions.

        b)  [ ] Additional Contributions.

        c)  [ ] Matching Contributions.

        d)  [ ] Discretionary Contributions.

    2) A Member's Account resulting from our Contributions which are not 100% vested is subject to the Vesting Percentage determined below.

        Vesting
        Service                     Vesting Percentage
        -------     ---------------------------------------------------
                    (a)         (b)         (c)         (d)         (e)
                    [ ]         [ ]         [ ]         [X]         [ ]
          Less
         than 1       0           0           0           0         ___
           1          0           0           0           0         ___
           2          0          20           0           0         ___
           3        100          40           0          20         ___
           4                     60           0          40         ___
           5                     80         100          60         ___
           6                    100                      80         ___
           7                                            100         ___

    A Member's Vesting Percentage determined above shall never be reduced in later years. If this Plan is or ever has been a Top-heavy Plan, the minimum vesting provisions of Article X shall apply.

V. VESTING SERVICE, subject to the provisions of Plan Section 1.02, shall be determined as follows:

    1) [ ] ELAPSED TIME METHOD. Vesting Service is the total of an Employee's countable Periods of Service without regard to Hours of Service.

        a) [ ] The Elapsed Time Method is used to determine service on and after _______________, 19__.

        b) [ ] The Elapsed Time Method is used to determine service before _______________, 19__.

    2)  [X] HOURS METHOD.  A year of Vesting Service is a Vesting
        Service Period in which an employee has 1,000 Hours of Service, unless a lesser number is specified in (a) below.

        a)  [X] 500 Hours of Service.

        b) A VESTING SERVICE PERIOD is the 12-consecutive month period ending on the last day of each Plan Year, unless otherwise specified in (i) or (ii) below.

            i) [ ] The 12-consecutive month period ending on each ________ (month and day).

            ii) [ ] The 12-consecutive month period ending on

                A.  each _______________ (month and day) through

                B.  _______________, 19__ and

                C.  each following _______________ (month and day).

        c) A VESTING BREAK in service, when the Hours Method is used, is a Vesting Service Period in which an Employee is credited with not more than one-half of the Hours of Service required for a year of Vesting Service, unless otherwise specified in
            (i) below.

            i)  [ ] ____ or fewer Hours of Service.

        d) [ ] The Hours Method is used to determine service on and after _______________, 19__.

        e) [ ] The Hours Method is used to determine service before ____________, 19__.

    Vesting Service is modified as follows:

    3)  [ ] Service before _______________, 19__

        a) [ ] is the total of an Employee's countable service with us, expressed in whole years and fractional parts of a year (counting a partial month as a complete month).

        b) [ ] shall be determined under the provisions of the Plan in effect on the day before that date.

    4)  [ ] Service before _______________, 19__ shall NOT be counted.

    5) [ ] Service before an Employee attains age ____ shall NOT be counted. (If the Hours Method is used, service during the Vesting Service Period in which he attains this age shall not be excluded because of this item.)

W.  WITHDRAWAL BENEFITS

    1) A Member may withdraw, in a single sum, any part of his Vested Account resulting from Voluntary Contributions. A Member may make only two such withdrawals in any twelve-month period, unless otherwise specified in (a) below.

        a)  [ ] A Member may make

            i)  [ ] such a withdrawal at any time.

            ii) [ ] only ____ such withdrawal(s) in any twelve-month
                period.

    2) [X] Unless otherwise specified in (a) below, a Member may with-draw any part of his Vested Account which does not result from Voluntary Contributions, Qualified Matching Contributions or Qualified Nonelective Contributions in the event of undue financial hardship. Withdrawals from the Member's Account resulting from Elective Deferral Contributions shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988). The withdrawal is subject to the provisions of Plan Section 5.05.

        a) [X] Such withdrawal shall be limited to the amount of the Member's Elective Deferral Contributions (and earnings thereon accrued as of December 31, 1988).

    3) [ ] A Member may withdraw any part of his Vested Account which does not result from voluntary Contributions at any time after he attains age 59 1/2. A Member may make only two such with-drawals in any twelve-month period, unless otherwise specified in (a) below.

        a) [ ] A Member may make

           i)  [ ] such a withdrawal at any time.

           ii) [ ] only ____ such withdrawal(s) in any twelve-month period.

    4) [ ] A percentage of a Member's Vested Account which does not result from Voluntary Contributions, Elective Deferral Con-tributions, Qualified Matching Contributions or Qualified Nonelective Contributions may be withdrawn after he has been an Active Member for at least five (5) years.

        The percentage which may be withdrawn is

        a)  [ ] 25%.

        b)  [ ] 25% or 50%, as he requests.

        c)  [ ] 25%, 50% or 75%, as he requests.

        d)  [ ] any percentage up to ____%, as he requests.

        A Member shall not make another withdrawal under this item until he has been an Active Member for at least five (5) years since his last withdrawal.

    NOTE: Withdrawals are subject to the qualified election procedures of Article VI.

X.  RETIREMENT AND THE START OF BENEFITS

    1) NORMAL RETIREMENT AGE is the age at which the Member's Account shall become nonforfeitable if he is an Employee. A Member's Normal Retirement Age is age 65, unless otherwise specified in
        (a) or (b) below.

        a)  [ ] Age ____.

        b)  [ ] The older of age ____ or his age on the

            i) [ ] date ____ years after the first day of the Plan Year in which his Entry Date occurred.

            ii) [ ] earlier of the date ____ years after his Hire Date or the date 5 years after the first day of the Plan Year in which his Entry Date occurred.

           iii) [ ] A Member's Normal Retirement Age shall NOT be older than age ____.

        c) [ ] A Member's Normal Retirement Age shall NOT be older than normal retirement age under the Plan on the day before any change in the Normal Retirement Age provisions, if he was a Member on such date.

    2)  EARLY RETIREMENT DATE

        a) [X] Early Retirement Date is the first day of the month before a Member's Normal Retirement Date which he selects for the start of retirement benefits. This day shall be on or after the date the Member ceases to be an Employee and the date the following requirement(s) are met:

            i)  [X] He is age 55.

            ii) [X] He has 7 years of Vesting Service.

           iii) [ ] He is within ____ years of Normal Retirement Date.

            iv) [ ] He has been an Active Member ____ years.

        b)  [ ] Early retirement is NOT permitted.

    3) Section 5.03 permits an Employee to elect to start benefits after he ceases to be an Employee. The start of benefits is modified as follows:

        a) [ ] Benefit payments from that part of a Member's Vested Account resulting from our contributions shall not begin before the Member retires, becomes Totally Disabled or dies. A small Vested Account may be paid earlier in a single sum. (See Plan Section 9.10.)

            i) [ ] Such restriction shall not apply to that part of a Member's Vested Account resulting from Elective Deferral contributions.

        b) [ ] The Member may elect to receive his Member Contributions in a single sum. Any other benefit payment under Plan
            Section 5.03 shall not begin before the Member has ceased to be an Employee for a period of time. Payment of a small Vested Account will also be delayed. (See Plan Section 9.10.) The period of time is

            i)  [ ] ____ month(s).

            ii) [ ] ____ year(s).

Y.  FORMS OF DISTRIBUTION

    1) [ ] A Member may not receive a SINGLE SUM payment of that part of his Vested Account resulting from our Contributions

        a)  [ ] at any time.

        b)  [ ] before the Member retires or becomes Totally Disabled.

        A small Vested Account may be paid in a single sum.  (See Plan
        Section 9.10.)

By executing this Adoption Agreement, we, the Employer adopt "The Principal Financial Group Prototype for Savings Plan" for the exclusive benefit of our employees. Our selections and specifications contained in this Adoption Agreement and the terms, provisions and conditions provided in The Principal Financial Group Prototype Basic Savings Plan constitute our PLAN. No other basic plan may be used with this Adoption Agreement.

It is understood that Principal Mutual Life Insurance Company is not a party to our Plan and shall not be responsible for any tax or legal aspects of our Plan. We assume responsibility for these matters. We acknowledge that we have counseled, to the extent necessary, with selected legal and tax advisors. The obligations of Principal Mutual Life Insurance Company shall be governed solely by the provisions of its contracts and policies. Principal Mutual Life Insurance Company shall not be required to look into any action taken by the Plan Adminis-trator, Named Fiduciary, Trustee or us and shall be fully protected in taking, permitting or omitting any action on the basis of our actions. Principal Mutual Life Insurance Company shall incur no liability or responsibility for carrying out actions as directed by the Plan Adminis-trator, Named Fiduciary, Trustee or us.

------------------------------------------------------------------------

      This Plan is an important legal document. It may not fit your situation. You will want to consult with your lawyer on whether it does or not and on its tax and legal implica-tions, for which neither Principal Mutual Life Insurance Company nor its agents can assume responsibility.

      Failure to properly fill out this Adoption Agreement may result in disqualification of this Plan. Principal Mutual Life Insurance Company will inform you of any amendments made to the Plan or of the abandonment of the Plan. The address of Principal Mutual Life Insurance Company is
      711 High Street, Des Moines, Iowa 50392-0001. When you first adopt the prototype, Principal Mutual will assign a contact person and give you a toll-free number. If you have not been assigned a contact person, call 1-800-543-4015, Extension 75397, for assistance.

      The opinion letter issued by the National Office of the Internal Revenue Service applies to the prototype form.
      You may not rely on it as evidence that your Plan is quali-fied under Code Section 401. In order to obtain reliance with respect to the qualification of your plan, you must apply to your Key District Office for a determination letter.

------------------------------------------------------------------------

This Adoption Agreement is executed August 14, 1997.

                                    FOR THE EMPLOYER

                                    By    /S/    DONALD E. GOLIK
                                        -------------------------------
                                                   (signature)

                                          SENIOR VICE PRESIDENT & CFO
                                        -------------------------------
                                                    (title)

                                    [ ] By my signature above, I hereby
                                    execute this Adoption Agreement on
                                    behalf of each Adopting Employer
                                    identified in Item Z.

                                    ACKNOWLEDGMENT BY THE NAMED FIDU-
                                    CIARY (IF OTHER THAN THE EMPLOYER OR
                                    TRUSTEE).

                                    By
                                        -------------------------------
                                                   (signature)

Z.  ADOPTING EMPLOYERS

    There are no Adopting Employers under this Plan.

FOR THE TRUSTEE(S)

     By                   /S/    DONALD E. GOLIK
         --------------------------------------------------------------
                                   (signature)
  Title: SENIOR VICE PRESIDENT AND CFO                  DONALD E. GOLIK
         --------------------------------------------------------------
Address: PAUL MUELLER COMPANY
         --------------------------------------------------------------
         P O BOX 828
         --------------------------------------------------------------
         SPRINGFIELD MO 65801-0828
         --------------------------------------------------------------

     By                  /S/    GERALD S. MILLER
         --------------------------------------------------------------
                                   (signature)
  Title: RISK AND BENEFITS MANAGER                     GERALD S. MILLER
         --------------------------------------------------------------
Address: PAUL MUELLER COMPANY
         --------------------------------------------------------------
         P O BOX 828
         --------------------------------------------------------------
         SPRINGFIELD MO 65801-0828
         --------------------------------------------------------------

     By                  /S/    MICHAEL W. YOUNG
         --------------------------------------------------------------
                                   (signature)
  Title: DIRECTOR OF HUMAN RESOURCES                   MICHAEL W. YOUNG
         --------------------------------------------------------------
Address: PAUL MUELLER COMPANY
         --------------------------------------------------------------
         P O BOX 828
         --------------------------------------------------------------
         SPRINGFIELD MO 65801-0828
         --------------------------------------------------------------

Item R(3)(b)  	The method used to limit Annual Additions to the Maximum
Permissible Amount:

Item R(4)  The method used to satisfy the 1.0 limitation of Code Section
415:

    The Projected Annual Benefit shall be limited first. If the Mem-ber's annual benefit(s) equal his Projected Annual Benefit, as limited, then Annual Additions to the defined contribution plan(s) shall be limited to the extent needed to reduce the sum to 1.0. First, the voluntary contributions the Member may make for the Limitation Year shall be limited. Next, any forfeitures reallocated to the Member shall be reallocated to remaining Members to the ex-tent necessary to reduce the decimal to 1.0. Last, to the extent necessary, employer contributions for the Limitation Year shall be reallocated or limited, and any required and optional employee con-tributions to which such employer contributions were geared shall be reduced in proportion. If, for the Limitation Year, the Member has an Annual Addition under more than one defined contribution plan or welfare benefit fund or individual medical account maintained by the Employer, as defined in Plan Section 3.06, any reduction above shall be made using the same method used to limit Annual Additions to the Maximum Permissible Amount.

Item R(9) The method used to meet the minimum contribution and alloca-tion requirements in Years when this is a Top-heavy Plan:

Amend No. 1, Effective SEPTEMBER 1, 1997   Annuity Contract No.: GA84373

                                   55